UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 3, 2004

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5725 Delphi Drive Troy, MI		48098

(Address of Principal Executive Offices)		(Zip Code)

(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Press Release, Dated December 2, 2004

ITEM 8.01 OTHER EVENTS

On December 2, 2004, Standard & Poor’s Ratings Services issued a news release placing its ‘BBB-’ corporate credit rating and ‘A-3’ commercial paper rating on Delphi on CreditWatch with negative implications. We believe that even with Standard & Poor’s CreditWatch, we will continue to have access to sufficient liquidity, however should further review by Standard & Poor’s result in a downgrade we may face increased short-term borrowing costs and, as we seek to roll over debt in the future we may face increased long-term borrowing costs. While our access to commercial paper may be further limited, we maintain the ability to access other sources of liquidity including funding available from uncommitted lines of credit, customer receivable based financing, such as factoring, and the various uncommitted and committed credit facilities described in our 2004 third quarter financial statements and other information as reported on Form 8-K with the Securities and Exchange Commission on October 18, 2004. A full copy of the press release issued by Standard & Poor’s is furnished as an exhibit to this form 8-K.

All statements contained or incorporated in this presentation which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales, cash flow or earnings expectations, savings expected as a result of our global restructurings or other initiatives, portfolio restructuring plans, volume growth, awarded sales contracts and customer diversification or statements expressing general optimism about future operating results) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. Important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements are discussed in detail in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2003. In particular, the achievement of projected levels of revenue, earnings, cash flow and debt levels will depend on our ability to execute our portfolio and global restructuring plans in a manner which satisfactorily addresses any resultant antitrust or labor issues and customer concerns, any contingent liabilities related to divestitures or integration costs associated with acquisitions, and other matters; our continued ability to diversify our customer base and still maintain existing GM business; the continued protection and exploitation of our intellectual property to develop new products and enter new markets; and our ability to capture expected benefits of our cost reduction initiatives so as to maintain flexibility to respond to adverse and cyclical changes in general economic conditions and in the automotive industry in each market we operate, including customer cost reduction initiatives, potential increases in warranty costs, pension contributions, healthcare costs, disruptions in the labor, commodities or transportation markets caused by terrorism or war and other changes in the political and regulatory environments where we do business. Delphi does not intend or assume any obligation to update any of these forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description
99 (a)	Press Release issued by Standard & Poor’s regarding Delphi, dated December 2, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2004	DELPHI CORPORATION (Registrant)
By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan, Chief Accounting Officer and Controller)

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Exhibit Index

Exhibit No.	Description

99(a)	Press Release issued by Standard & Poor’s regarding Delphi, dated December 2, 2004.